SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
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Check the appropriate box:
|_| Preliminary Proxy Statement             |_|  Confidential, for Use of the
                                                 Commission Only (as permitted
|X| Definitive Proxy Statement                   by Rule 14a-6(e)(2))
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        CollaGenex Pharmaceuticals, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
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Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
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the form or schedule and the date of its filing.

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


                        COLLAGENEX PHARMACEUTICALS, INC.
                               41 University Drive
                                Newtown, PA 18940



                                               April 18, 2001

To Our Stockholders:

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of CollaGenex Pharmaceuticals, Inc. at 8:30 A.M., local time, on Thursday, May 10, 2001, at the Philadelphia Airport Marriott Hotel, One Arrivals Road, Philadelphia, Pennsylvania.

     The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

     It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

     Thank you for your continued support.


                                              Sincerely,

                                              /s/ Brian M. Gallagher, Ph.D.

                                              Brian M. Gallagher, Ph.D.
                                              Chairman, President and
                                              Chief Executive Officer

                        COLLAGENEX PHARMACEUTICALS, INC.
                               41 University Drive
                                Newtown, PA 18940


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 10, 2001


     The Annual Meeting of Stockholders (the "Meeting") of COLLAGENEX PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), will be held at the Philadelphia Airport Marriott Hotel, One Arrivals Road, Philadelphia,
Pennsylvania, on Thursday, May 10, 2001, at 8:30 A.M., local time, for the following purposes:

(1) To elect seven directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2) To amend the Company's 1996 Stock Option Plan (the "1996 Stock Option Plan") to increase the maximum aggregate number of shares of Common Stock available for issuance thereunder from 1,500,000 to 2,000,000 shares and to reserve an additional 500,000 shares of Common Stock of the Company for issuance in connection with awards granted under the 1996 Stock Option Plan;

(3) To ratify the appointment of KPMG LLP as independent auditors for the year ending December 31, 2001; and

(4) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     Holders of Common Stock and Series D Cumulative Convertible Preferred Stock of record at the close of business on April 4, 2001 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 41 University Drive, Newtown, Pennsylvania 18940 and at the Philadelphia Airport Marriott Hotel, One Arrivals Road, Philadelphia, Pennsylvania, for a period of 10 days prior to the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.


                                      By Order of the Board of Directors

                                      /s/ Nancy C. Broadbent

                                      Nancy C. Broadbent
                                           Secretary



Newtown, Pennsylvania
April 18, 2001


        THE COMPANY'S 2000 ANNUAL REPORT ACCOMPANIES THE PROXY STATEMENT.

                        COLLAGENEX PHARMACEUTICALS, INC.
                               41 University Drive
                                Newtown, PA 18940


                    ----------------------------------------

                                 PROXY STATEMENT

                    ----------------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CollaGenex Pharmaceuticals, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 10, 2001 (the "Meeting") at the Philadelphia Airport Marriott Hotel, One Arrivals Road, Philadelphia, PA at 8:30 a.m., local time, and at any adjournment or adjournments thereof. Holders of record of Common Stock, $.01 par value (the "Common Stock"), and Series D Cumulative Convertible Preferred Stock, $.01 par value (the "Series D Preferred Stock"), as of the close of business on April 4, 2001, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 10,550,638 shares of Common Stock issued and outstanding and entitled to vote and 200,000 shares of Series D Preferred Stock issued and outstanding and entitled to vote. Such shares of Series D Preferred Stock were, as of such date, convertible into 2,012,599 shares of Common Stock. Except for the proposal to elect the Series D Director (as hereinafter defined), as set forth below, each share of Common Stock is entitled to one vote on any matter presented at the Meeting. The aggregate number of Common Stock votes entitled to be cast at the Meeting is 12,563,237 including the 2,012,599 shares underlying the Series D Preferred Stock to be voted on an as converted to Common Stock basis. The holders of all classes of stock will vote as a single class for all proposals generally, except that the holders of Series D Preferred Stock will also vote as a separate class for the proposal to elect the Series D Director.

     If proxies in the accompanying form are properly executed and returned, the shares of Common Stock and Series D Preferred Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock and Series D Preferred Stock represented by the proxies will be voted (i) FOR, as applicable, the election of the seven nominees named below as directors, (ii) FOR a proposal to amend the Company's 1996 Stock Option Plan (the "1996 Stock Option Plan") to increase the maximum number of shares of Common Stock available for issuance under the 1996 Stock Option Plan from 1,500,000 to 2,000,000 shares and to reserve an additional 500,000 shares of Common Stock of the Company for issuance in connection with awards granted under the 1996 Stock Option Plan, (iii) FOR the ratification of the appointment of KPMG LLP as independent auditors for the year ending December 31, 2001, and (iv) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any Stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

     The presence, in person or by proxy, of holders of shares of Common Stock, including the shares of Common Stock underlying the Series D Preferred Stock to be voted on an as converted to Common Stock basis, in the aggregate having a majority of the votes entitled to be cast by the holders of Common Stock at the Meeting, shall constitute a quorum with respect to all matters except for the election of the Series D Director. The presence, in person or by proxy, of holders of shares of Series D Preferred Stock having a majority of the votes entitled to be cast by the holders of Series D Preferred Stock at the Meeting shall constitute a quorum with respect to the election of the Series D Director. The affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Meeting, but not including the shares of Common Stock underlying the Series D Preferred Stock to be voted on an as converted to Common Stock basis, is required for the election of directors other than the Series D Director, provided a quorum of such Stockholders is present in person or by proxy. The affirmative vote by the holders of a majority of the shares of Series D Preferred Stock is required for the election of the Series D Director. All actions proposed herein other than the election of directors may be taken upon the affirmative vote of Stockholders possessing a majority of the requisite voting power represented at the Meeting, provided a quorum is present in person or by proxy.

     Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

     This Proxy Statement, together with the related proxy cards, is being mailed to the Stockholders of the Company on or about April 18, 2001. The Annual Report to Stockholders of the Company for the year ended December 31, 2000, including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all Stockholders of record as of April 4, 2001. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of April 4, 2001.

                              ELECTION OF DIRECTORS

     At the Meeting, seven directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified. The holders of Common Stock, voting as a class, will elect six directors. The holders of Series D Preferred Stock, voting as a class, will elect one director (the "Series D Director").

     It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as directors of the persons whose names and biographies appear below. All such persons are at present directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

     The current members of the Board of Directors who are also nominees for election to the Board of Directors are as follows:

Common Stock Directors:
-----------------------
                                      Served as a     Positions With
Name                          Age    Director Since   the Company
----                          ---    --------------   --------------

Brian M. Gallagher, Ph.D.....  53       1994          President, Chief Executive
                                                      Officer and Chairman of
                                                      the Board
Peter R. Barnett, D.M.D......  49       1997          Director
Robert C. Black..............  58       1999          Director
James E. Daverman............  51       1995          Director
Robert J. Easton.............  56       1993          Director
W. James O'Shea..............  51       2000          Director


Series D Preferred Stock Director:
----------------------------------

Stephen A. Kaplan............  42       1999          Director

     An additional member of the Board of Directors is not standing for re-election to the Board of Directors:

                                      Served as a     Positions With
Name                          Age    Director Since   the Company
----                          ---    --------------   -----------

Helmer P.K. Agersborg, Ph.D..  72       1992          Director

     The principal occupations and business experience, for at least the past five years, of each nominee are as follows:

     Dr. Gallagher joined the Company in April 1994 as President and Chief Executive Officer and was elected to the Board of Directors in November 1994. On March 10, 2000, Dr. Gallagher was appointed Chairman of the Board of Directors. From 1988 until joining the Company, Dr. Gallagher was employed by Bristol-Myers Squibb Company and its predecessor, Squibb Corporation, in various executive positions including strategic planning, worldwide product and business development and marketing. From 1991 until joining the Company, Dr. Gallagher was Vice President and General Manager of Squibb Diagnostics in the in vivo imaging pharmaceutical division. Prior to that, Dr. Gallagher served for ten years with E.I. DuPont de Nemours & Co. in a variety of pharmaceutical research, development, marketing and business management positions.

     Dr. Barnett has been a director of the Company since February 1997. Dr. Barnett currently serves as President, Chief Executive Officer and a member of the Board of Directors of HealthASPex, Inc., a claims technology firm, and has held these positions since June 2000. He was formerly Chief Operating Officer of United Dental Care, Inc., a managed dental benefits firm, where he served in such capacity from January 1995 until May 2000. From August 1994 to January 1995, Dr. Barnett was Executive Director of Prudential DMO, and from March 1993 to August 1994, he served as an independent consultant in the managed care field. From January 1985 to March 1993, Dr. Barnett was a Senior Vice President with Pearle Vision, Inc.

     Mr. Black has been a director of the Company since September 1999. He was President of the Zeneca Pharmaceuticals Division of AstraZeneca, Inc., a pharmaceutical company, until his retirement on July 1, 1999. He joined AstraZeneca, Inc. in 1965 as a pharmaceutical sales representative and held numerous positions of increasing responsibility in sales and marketing prior to becoming President of the Zeneca Pharmaceuticals Division in 1991.

     Mr. Daverman has been a director of the Company since November 1995. He is a managing general partner of Marquette Venture Partners, a venture capital investment company which he founded in 1987. Mr. Daverman is President of Marquette Management Partners, LLC, the general partner of Marquette Venture Partners, L.P. and a general partner of MG II, L.P., the general partner of Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. Mr. Daverman is a member of the Board of Directors of Endocardial Solutions, Inc. and numerous privately held companies, for many of which he serves on the compensation committee.

     Mr. Easton has been a director of the Company since November 1993. He currently serves as Chairman of Easton Associates, a consulting firm, and has held this position since May 2000. He was formerly Managing Director of IBM Healthcare Consulting, Inc., a major health care consulting firm, where he served in such capacity from 1981 to May 2000. Mr. Easton is a former President of the Biomedical Marketing Association. Mr. Easton is a member of the Board of Directors of Cytoclonal Pharmaceuticals, Inc., and several privately held companies.

     Mr. O'Shea has been a director of the Company since September 2000. He currently serves as President and Chief Operating Officer of Sepracor, Inc., a position he has held since October 1999. Formerly, he was Senior Vice President of AstraZeneca, Inc., a pharmaceutical company, from 1975 to October 1999.

     Mr. Kaplan has been a director of the Company since September 1999. He is a principal and portfolio manager of Oaktree Capital Management, LLC, which is the general partner of OCM Principal Opportunities Fund, L.P., a venture capital fund. He has held such positions since June 1995 and November 1993, respectively. From November 1993 to May 1995 he was Managing Director of Trust Company of The West. Mr. Kaplan serves as a director of Acorn Products, Inc., Biopure Corporation, Forest Oil Corporation, KinderCare Learning Center Inc. and Stratagene Holding Corporation, as well as numerous privately held companies.

     Pursuant to the terms of the Company's Certificate of Designation, Preferences and Rights of Series D Cumulative Convertible Preferred Stock, the holders of the Series D Preferred Stock, acting as a single class, have the right to designate and elect one member of the Board of Directors. Such holders have exercised such right by designating Mr. Kaplan to serve as a member of the Board of Directors.

     All directors will hold office until the next annual meeting of Stockholders and until their successors shall have been duly elected and qualified. None of the Company's directors are related to any other director or to any executive officer of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS, AS APPLICABLE, VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors currently consists of Brian M. Gallagher, Ph.D., who serves as Chairman, Helmer P.K. Agersborg, Ph.D., Peter R. Barnett, D.M.D., Robert C. Black, James E. Daverman, Robert J. Easton, W. James O' Shea and Stephen A. Kaplan. Dr. Agersborg has elected to retire from the Board of Directors and will not be standing for re-election. Subsequent to the Meeting, there will be two vacancies on the Company's Board of Directors. There were six meetings of the Board of Directors during 2000. Each incumbent director attended at least 75% of the aggregate of all meetings of the Board of Directors held during the period in which he served as a director and the total number of meetings held by the committee on which he served during the period, if applicable.

     There are currently three committees of the Board of Directors: the Compensation Committee; the Nominating Committee; and the Audit Committee.

The Compensation Committee of the Board of Directors (The "Compensation Committee")

     The Compensation Committee currently consists of W. James O'Shea, who serves as Chairman, Helmer P.K. Agersborg, Ph.D. and Robert J. Easton. James E. Daverman served as acting Chairman following the resignation from the Board of Directors of Dr. Winters in December 2000. The Compensation Committee was established in March 1996 and held two meetings in 2000. The primary responsibilities of the Compensation Committee include approving salaries and incentive compensation for executive officers of the Company and administering the Company's stock option plan.

The Nominating Committee of the Board of Directors (The "Nominating Committee")

     The Nominating Committee currently consists of Robert C. Black, who serves as Chairman, Peter R. Barnett and Stephen A. Kaplan. The Nominating Committee was established in March 2000 and held one meeting in 2000. The primary responsibility of the Nominating Committee is reviewing and nominating candidates for election to the Board of Directors.

The Audit Committee of the Board of Directors (The "Audit Committee")

     The Audit Committee currently consists of James E. Daverman, who serves as Chairman, Robert J. Easton and Stephen A. Kaplan. The Audit Committee was established in March 1996 and held five meetings in 2000. The primary responsibilities of the Audit Committee, as more fully set forth in the Audit Committee Charter adopted by the Company on May 8, 2000 and attached hereto as APPENDIX A, include: (i) evaluating and recommending to the Board of Directors
----------
the engagement of the Company's independent auditors; (ii) reviewing the results and scope of the audit and other services provided by the Company's independent auditors; and (iii) monitoring on a periodic basis the internal controls of the Company.

     Each Audit Committee Member is an independent member of the Board of Directors as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. As an independent director of the Board of Directors of the Company, each Audit Committee Member is not an officer or employee of the Company or its subsidiaries or does not have a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director.

COMPENSATION OF DIRECTORS

     During 2000, Brian M. Gallagher, Ph.D. was not paid any compensation for his services as Chairman of the Board. Helmer P.K. Agersborg, Ph.D. was paid $12,000 in 2000 for his services as Chairman of the Board, a position he held until March 2000. Robert Easton, Peter R. Barnett, Robert C. Black and W. James O'Shea each receive $1,500 per meeting for each meeting of the Board of Directors attended. No other directors receive cash compensation for services on the Board of Directors. The Company provides reimbursement to directors for reasonable and necessary expenses incurred in connection with attendance at meetings of the Board of Directors and other Company business.

     From time-to-time, members of the Board of Directors have been granted options to purchase shares of Common Stock of the Company. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

     Pursuant to the Company's 1996 Non-Employee Director Stock Option Plan (the "Non-Employee Plan"), each new non-employee director of the Company is automatically granted an option to purchase 25,000 shares of Common Stock, at an exercise price per share equal to the then current fair market value per share. All such options become exercisable in five equal annual installments commencing one year after the date of grant, provided that the optionee then remains a director. The right to exercise annual installments of options under the Non-Employee Plan will be reduced proportionately based on the optionee's actual attendance at meetings of the Board of Directors if the optionee fails to attend at least 75% of the meetings of the Board of Directors held in any calendar year. On September 8, 2000, W. James O'Shea, upon appointment to the Board of Directors, was granted an option to purchase 25,000 shares of Common Stock, at an exercise price equal to $9.375 per share under the Non-Employee Plan.

REPORT OF THE AUDIT COMMITTEE

March 23, 2001


To the Board of Directors of CollaGenex Pharmaceuticals, Inc.:

We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000.

We have discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

We have considered whether the non audit services provided by the independent auditors are compatible with maintaining the auditors' independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

James E. Daverman
Audit Committee Chairman

Robert J. Easton
Audit Committee Member

Stephen A. Kaplan
Audit Committee Member

INDEPENDENT AUDITORS' FEES AND OTHER MATTERS

Audit Fees

     KPMG LLP billed the Company an aggregate of $73,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2000.

Financial Information Systems Design and Implementation Fees

     KPMG LLP did not bill the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended December 31, 2000 in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

All Other Fees

     KPMG LLP billed the Company $23,500 for other services rendered for the most recent fiscal year.

                               EXECUTIVE OFFICERS

     The  following  table  identifies  the  current  executive  officers of the
Company:

                                    Capacities in                  In Current
Name                        Age     Which Served                   Position Since
----                        ---     ------------                   --------------
Brian M. Gallagher, Ph.D.    53     President, Chief Executive     April 1994
                                    Officer and Chairman of the    (Director since November
                                    Board                          1994 and Chairman since
                                                                   March 2000)

Robert A. Ashley(1)......    43     Senior Vice President          January 1999
                                                                   (Vice President,
                                                                   Commercial Development
                                                                   since September 1994)

Nancy C. Broadbent(2)....    45     Chief Financial Officer,       March 1996
                                    Treasurer and Secretary

Douglas C. Gehrig(3).....    56     Vice President, Sales          June 1997

David P. Pfeiffer(4).....    38     Senior Vice President,         December 2000
                                    Sales and Marketing            (Vice President, Marketing
                                                                   since June 1997)

(1) Mr. Ashley joined the Company in September 1994 as Vice President, Commercial Development. He was promoted to Senior Vice President in January 1999. From 1989 until joining the Company, he was employed by Bristol-Myers Squibb Company and its predecessor, Squibb Corporation, in various positions including product development, commercial and business development and, most recently, as Director, Business Development where he was responsible for the worldwide product and market development of several new drugs. From 1979 to 1989, Mr. Ashley held various positions at Amersham International (UK) Ltd., including research, development, manufacturing, sales and marketing positions, as well as worldwide product development and product launch positions.

(2) Ms. Broadbent joined the Company in March 1996 as Chief Financial Officer, Treasurer and Secretary. From October 1994 until joining the Company, Ms. Broadbent served as Senior Vice President, Chief Financial Officer and director of Human Genome Sciences, Inc., a pharmaceuticals company. From January 1993 to October 1994, she served as Vice President and Chief Financial Officer of Cangene, Inc., a biopharmaceutical company. From January 1992 through December 1992, Ms. Broadbent served as an independent financial consultant. From March 1990 to December 1991, she was employed by Baring Brothers & Co., Inc., initially as Senior Vice President and then as Executive Director, Corporate Finance. Prior to that, Ms. Broadbent served for nine years in corporate finance positions with Salomon Brothers, Inc. and PaineWebber Incorporated.

(3) Mr. Gehrig joined the Company in June 1997 as Vice President, Sales. From September 1991 until joining the Company, he was employed by the Musculoskeletal Transplant Foundation, most recently as Vice President, Hospital Sales. From January 1990 until September 1991, Mr. Gehrig was Director of Sales for the Consumer Product Division of Warner Lambert. Prior to that, he served for 19 years in various sales, marketing and sales management positions with Johnson & Johnson.

(4) Mr. Pfeiffer joined the Company in June 1997 as Vice President, Marketing. He was promoted to Senior Vice President, Sales and Marketing in December 2000. From September 1995 until June 1997, Mr. Pfeiffer served as Director of Marketing, Health Management Services, for SmithKline Beecham. From May 1994 to September 1995, he served as Director, Disease Management Services of Stuart Disease Management Services, a division of Zeneca Pharmaceuticals. From October 1991 to May 1994 he was employed in various product management positions with Zeneca Pharmaceuticals Group. From July 1988 to October 1991, he held various marketing and product management positions with the Lederle Laboratories Division of American Cyanamid.

     None of the Company's executive officers is related to any other executive officer or to any director of the Company. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act to file initial reports of ownership and reports of changes in ownership with respect to the Company's equity securities with the Securities and Exchange Commission (the "SEC"). All reporting persons are required by SEC regulation to furnish the Company with copies of all reports that such reporting persons file with the SEC pursuant to
Section 16(a).

     Based solely on the Company's review of the copies of such forms received by the Company and upon written representations of the Company's reporting persons received by the Company, except as described below, each such reporting person has filed all of their respective reports pursuant to Section 16(a) on a timely basis. Douglas C. Gehrig, Vice President, Sales, failed to timely file a Form 4 related to his acquisition of Common Stock on November 21, 2000, for which he filed a Form 4 on January 9, 2001.

                             EXECUTIVE COMPENSATION

Summary of Compensation in Fiscal 2000, 1999 and 1998

     The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to each person who served as the Company's Chief Executive Officer at any time during 2000 and each other executive officer of the Company whose aggregate cash compensation exceeded $100,000 at the end of 2000 (collectively, the "Named Executives") during the years ended December 31, 2000, 1999 and 1998.

                          SUMMARY COMPENSATION TABLE(1)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Long-Term
                                                         Annual Compensation                 Compensation
                                                                                                Awards
                                                 -------------------------------------------------------------------------------
                                                                                              Securities
                                                                                              Underlying            All Other
    Name and Principal Position         Year           Salary             Bonus                Options             Compensation
                                                        ($)                ($)                   (#)                   ($)
                (a)                     (b)             (c)                (d)                   (g)                   (i)
--------------------------------------------------------------------------------------------------------------------------------

Brian M. Gallagher, Ph.D.(2)......      2000           300,000             137,917               95,000                --
     Chairman, President and            1999           268,000              81,021               75,000                --
     Chief Executive Officer            1998           262,500              53,074               75,000                --

Robert A. Ashley..................      2000           215,000              64,117               40,000                --
     Senior Vice President              1999           190,000              63,542               35,000                --
                                        1998           175,000              36,701               25,000                --

Nancy C. Broadbent................      2000           200,000              53,717               25,000                --
     Chief Financial Officer,           1999           186,000              43,916               25,000                --
     Treasurer and Secretary            1998           182,000              36,789               25,000                --

Douglas C. Gehrig(3)..............      2000           190,000              53,505               40,000                --
     Vice President, Sales              1999           157,000              43,021               25,000                --
                                        1998           153,500              36,413               20,000                --

David F. Pfeiffer(4) .............      2000           210,000              94,408               50,000                --
     Senior Vice President,             1999           157,000              43,263               25,000                --
     Sales and Marketing                1998           153,500              36,544               20,000             35,000(5)

-----------

(1) The costs of certain benefits are not included because they did not exceed, in the case of each Named Executive, the lesser of $50,000 or 10% of the total annual salary and bonus reported in the above table.

(2) In November 1994, Dr. Gallagher purchased 125,000 shares of the Company's restricted Common Stock at $0.335 per share. Such shares were subject to the Company's right of first refusal, pursuant to which the Company was permitted to buy such shares back from Dr. Gallagher at $0.335 per share, if Dr. Gallagher was terminated for cause, and at the then current market value per share, if he was terminated for any other reason. On May 11, 1999, the Board of Directors unanimously voted to remove the right of first refusal restriction from the 125,000 shares. At December 31, 2000, Dr. Gallagher held all of such restricted shares, with a year-end value of $419,063 based on the value of the Common Stock as of such date ($3.6875 per share), less the purchase price per share paid for such shares ($0.335 per share).

(3)  Mr. Gehrig joined the Company in June 1997 as Vice President, Sales.

(4) Mr. Pfeiffer joined the Company in June 1997 as Vice President, Marketing. Mr. Pfeiffer was promoted to Senior Vice President, Sales and Marketing in December 2000.

(5)  Represents reimbursable relocation allowance.

Option Grants in 2000

     The following table sets forth information concerning individual grants of stock options made during 2000 to each of the Named Executives.

                                            OPTION GRANTS IN LAST FISCAL YEAR

-----------------------------------------------------------------------------------------------------------------------
                                       Individual Grants

-----------------------------------------------------------------------------------------------------------------------
                                                                                               Potential Realizable
                                                                                                     Value at
                                                  Percent of                                   Assumed Annual Rates
                                   Number of        Total                                            of Stock
                                   Securities      Options                                    Price Appreciation for
                                   Underlying     Granted to     Exercise                             Option
                                    Options       Employees       or Base                            Term (2)
                                    Granted       in Fiscal        Price       Expiration   ---------------------------
             Name                     (#)          Year (1)       ($/Sh)         Date           5%($)        10%($)
              (a)                     (b)            (c)           (d)            (e)            (f)           (g)
-----------------------------------------------------------------------------------------------------------------------
Brian M. Gallagher, Ph.D.....      95,000(3)        13.2%         18.063        2/16/10       1,079,174     2,734,838

Robert A. Ashley.............      40,000(4)         5.5%         18.063        2/16/10        454,389      1,151,511

Nancy C. Broadbent...........      25,000(5)         3.5%         18.063        2/16/10        283,993       719,694

Douglas C. Gehrig............      40,000(6)         5.5%         18.063        2/16/10        454,389      1,151,511

David F. Pfeiffer............      50,000(7)         6.9%         18.063        2/16/10        567,986      1,439,389

-----------

(1) Based on an aggregate of 721,880 options granted to employees in 2000, including options granted to Named Executives.

(2)  Based on a grant date fair market value of $18.063 per share.

(3) Of such 95,000 options granted, 79,762 were Non-Qualified Stock Options and 15,238 were Incentive Stock Options.

(4) Of such 40,000 options granted, 22,494 were Non-Qualified Stock Options and 17,506 were Incentive Stock Options.

(5) Of such 25,000 options granted, 8,549 were Non-Qualified Stock Options and 16,451 were Incentive Stock Options.

(6) Of such 40,000 options granted, 18,964 were Non-Qualified Stock Options and 21,036 were Incentive Stock Options.

(7) Of such 50,000 options granted, 28,964 were Non-Qualified Stock Options and 21,036 were Incentive Stock Options.

Aggregated Option Exercises in 2000 and Year End Option Values

     The following table sets forth information concerning each exercise of options during 2000 by each of the Named Executives and the year end value of unexercised in-the-money options.

                                         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                 AND FISCAL YEAR END OPTION VALUES

----------------------------------------------------------------------------------------------------------------
                                                                      Number of
                                                                      Securities                Value of
                                                                      Underlying              Unexercised
                                                                      Unexercised             In-the-Money
                                                                      Options at               Options at
                                  Shares                                Fiscal                   Fiscal
                                 Acquired                              Year-End                 Year-End
                                    on              Value                 (#)                   ($) (1)
                                  Exercise         Realized           Exercisable/            Exercisable/
               Name                 (#)              ($)             Unexercisable           Unexercisable
               (a)                  (b)              (c)                  (d)                     (e)
----------------------------------------------------------------------------------------------------------------
Brian M. Gallagher, Ph.D.......      --               --            175,000 / 220,000           292,000 / 0

Robert A. Ashley...............     9,375          133,969           69,500 / 93,000             93,281 / 0

Nancy C. Broadbent.............    16,000           19,000           50,000 / 70,000             33,750 / 0

Douglas L. Gehrig..............      --               --             61,000 / 84,000                0/0

David F. Pfeiffer..............      --               --             61,000 / 94,000                0/0

----------

(1) Based on a year end fair market value of the underlying securities equal to $3.6875 per share, less the exercise price payable for such shares.

EMPLOYMENT   CONTRACTS,   TERMINATION   OF  EMPLOYMENT   AND   CHANGE-IN-CONTROL
ARRANGEMENTS

     The Company has executed indemnification agreements with each of its executive officers and directors pursuant to which the Company has agreed to indemnify such parties to the full extent permitted by law, subject to certain exceptions, if any such party becomes subject to an action because such party is a director, officer, employee, agent or fiduciary of the Company. In general, the Company's employees are covered by confidentiality agreements.

     In addition, each of Dr. Gallagher, Ms. Broadbent and Messrs. Ashley, Gehrig and Pfeiffer have agreed that during the term of his or her employment and for a period of two years thereafter, such person will not directly or indirectly provide services to or for any business engaged in research regarding the development, manufacture, testing, marketing or sale of collagenase inhibiting drugs for application in periodontal disease or any other application which, during the period of such person's employment with the Company, is either marketed or in advanced clinical development by the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee currently consists of W. James O'Shea, who serves as Chairman, Helmer P. K. Agersborg, Ph.D. and Robert J. Easton. James E. Daverman served as acting Chairman following the resignation from the Board of Directors of Dr. Winters in December 2000. Dr. Agersborg formerly served as the Company's President and Chief Executive Officer until March 1994. Mr. Daverman is a managing general partner of Marquette Venture Partners, a venture capital investment company which he founded in 1987. Additionally, Mr. Daverman is President of Marquette Management Partners, LLC, the general partner of Marquette Venture Partners, L.P. and a general partner of MG II, L.P., the general partner of Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. Both Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. are, as of March 15, 2001, holders of 910,914 and 575 shares, respectively, of the Company's Common Stock. There are no, and during 2000 there were no, Compensation Committee interlocks.

     As of March 15, 2001, Marquette Venture Partners II, L.P. held 890,860 shares of the Company's Common Stock which were issued upon conversion of certain shares of the Company's Series A, Series B or Series C Redeemable Preferred Stock previously held by such entity. Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. held, in the aggregate, 10,000 shares of the Company's Series D Preferred Stock which were convertible into 100,630 shares of Common Stock as of March 15, 2001. Mr. Easton, in his individual capacity, held 2,000 shares of the Company's Series D Preferred Stock which were convertible into 20,126 shares of Common Stock as of such date. All such shares of Common Stock are entitled to certain registration rights or have previously been registered by the Company and are entitled to certain rights to participate in certain future offerings undertaken by the Company as set forth below.

     In September 1995, the Company and the then holders of the Company's Series A, Series B and Series C Redeemable Preferred Stock entered into a Registration Rights Agreement (the "Rights Agreement") pursuant to which the Company has granted certain registration rights to such stockholders. Pursuant to the Rights Agreement, at any time beginning six months after June 20, 1996, the effective date of the Company's initial public offering, the holders of at least a majority of the Common Stock issued upon the conversion of the Series A, Series B and Series C Redeemable Preferred Stock (the "Registrable Securities") have the right, subject to certain restrictions set forth in the Rights Agreement, to require that the Company register the Registrable Securities requested by such holders at the Company's expense (on no more than two occasions) on either a Form S-1, Form S-2 or Form S-3 Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"). The Company is not, however, required to register any Registrable Securities unless such shares represent at least 10% of the Company's outstanding shares of Common Stock, or, if less than 10%, if the anticipated aggregate offering price exceeds $1,000,000.

     The holders of Registrable Securities also have the right to an unlimited number of registrations on Form S-3 under the Securities Act. The Company is not, however, required to effect such a registration unless the requesting holders reasonably anticipate having an aggregate disposition price of at least $500,000.

     Also pursuant to the Rights Agreement, if, at any time during the seven-year period commencing on the effective date of the Company's initial public offering, the Company proposes to register any of its Common Stock under the Securities Act for sale to the public, the holders of the Registrable Securities have unlimited piggyback registration rights at the Company's expense, subject to certain restrictions set forth in the Rights Agreement.

     Also in September 1995, the Company granted to the then holders of Series A, Series B and Series C Redeemable Preferred Stock certain rights to participate in certain future offerings undertaken by the Company. Such rights to participate require that, with certain exceptions including, but not limited to, an underwritten public offering, any time the Company proposes to issue, sell or exchange, or reserve therefor, any securities, the Company must first offer to sell to each of the pre-conversion holders of Series A, Series B and Series C Redeemable Preferred Stock their respective pro rata share of such securities at a price and on terms identical to the price and terms of the securities proposed to be issued, sold or exchanged in the applicable offering.

     In May 1999, the Company and the holders of the Series D Preferred Stock entered into a Stockholder and Registration Rights Agreement (the "Series D Rights Agreement") pursuant to which, among other things, the Company registered, on a Registration Statement on a Form S-3, all of the shares of Common Stock underlying the shares of Series D Preferred Stock then issued and outstanding. The Series D Rights Agreement further obligates the Company to register, on a Registration Statement on Form S-3, all of the shares of Common Stock issued, as dividends on the Series D Preferred Stock to the holders thereof and within a reasonable period of time after each such dividend payment is made. The Company is obligated to keep current each such Registration Statement on Form S-3 until such time as all of the shares of Common Stock registered thereunder have been sold or are otherwise exempt from registration.

     The holders of at least a majority of the Series D Preferred Stock also have the right, subject to certain restrictions, to require the Company to register the shares of Common Stock underlying their Series D Preferred Stock on a Registration Statement on Form S-1 at the Company's expenses (on no more than two occasions). Also, pursuant to the Series D Rights Agreement, if the Company proposes to register any of its securities under the Securities Act for sale to the public, the holders of the Series D Preferred Stock have certain piggyback registration rights with respect to the shares of Common Stock underlying their Series D Preferred Stock at the Company's expense, subject to certain restrictions. In addition, if the Company grants registration rights to the holders of any security of the Company that are more favorable than the registration rights granted under the Series D Rights Agreement, then the holders of the Series D Preferred Stock shall be deemed to have been granted such superior registration rights as well with respect to the shares of Common Stock underlying their Series D Preferred Stock. Also pursuant to the terms of the Series D Rights Agreement, the holders of Series D Preferred Stock have certain rights of first refusal with respect to certain stock issuances by the Company, beginning twelve months after the date of initial issuance of the Series D Preferred Stock.

PERFORMANCE GRAPH

     The following graph compares the cumulative total Stockholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index (capitalization weighted) for the period beginning on the date on which the Securities and Exchange Commission declared effective the Company's Form 8-A Registration Statement pursuant to
Section 12 of the Exchange Act and ending on the last day of the Company's last completed fiscal year.

                 COMPARISON OF CUMULATIVE TOTAL RETURN(1)(2)(3)

              Among the Company, the Nasdaq Composite Index and the
                           Nasdaq Pharmaceutical Index
                            (Capitalization Weighted)





 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]





                 Base Period
     Company/       June      December    June     December     June     December     June   December     June     December
    Index Name      1996        1996      1997       1997       1998       1998       1999     1999       2000       2000
    ----------      ----        ----      ----       ----       ----       ----       ----     ----       ----       ----
CGPI............    $100      $ 89.04    $131.51    $136.99    $ 94.52    $105.48   $109.59  $273.97    $102.74    $ 40.41

NASDAQ..........    $100      $110.46    $123.67    $135.61    $162.72    $190.80   $234.02  $354.49    $345.89    $213.29

NASDAQ PHAR.....    $100      $ 98.41    $101.11    $101.87    $103.82    $130.09   $145.33  $244.51    $333.12    $304.13

-----------
(1)  Graph assumes $100 invested on June 20, 1996 in the Company's Common Stock,
     the   Nasdaq   Composite   Index  and  the  Nasdaq   Pharmaceutical   Index
     (capitalization weighted).

(2)  Total return assumes reinvestment of dividends.

(3)  Year ended December 31.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee has furnished the following report:

     The Compensation Committee is composed of three non-employee directors. The Compensation Committee recommends, and the Board approves, all matters relating to executive compensation, including setting and administering policies governing executive salaries, bonuses (if any) and stock option awards (if any). The Compensation Committee meets twice annually to set performance objectives for the Chief Executive Officer ("CEO") and to determine the annual compensation of the CEO and other senior executives of the Company. The CEO is not present during the discussion of his compensation.

Executive Compensation Policy
-----------------------------

     The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting and retaining qualified senior management. In order to continually attract and retain highly experienced executives, the Company's compensation packages for senior executives are highly competitive with those paid to executives of other emerging pharmaceutical companies.

Compensation Mix
----------------

     The Company's executive compensation packages generally include three components: base salary, a discretionary annual cash bonus and stock options.

Base Salary
-----------

     The Compensation Committee seeks to establish base salaries for each position and level of responsibility which are competitive with those of executive officers at other emerging pharmaceutical companies.

Discretionary Cash Bonus
------------------------

     The Compensation Committee believes that discretionary cash bonuses are important to motivate and reward executive officers. However, cash bonuses are not guaranteed. Annual cash bonuses are awarded to executives based on their achievements against a stated list of objectives developed at the beginning of each year by senior management and the Compensation Committee. Such objectives are reviewed and approved by the Board of Directors.

Stock Options
-------------

     Stock option grants under the Company's stock option plans are designed to align the long term interests of the Company's executives with those of its stockholders by rewarding executives for increasing stockholder value. All executive officers are awarded option grants upon joining the Company which are competitive with those at comparable emerging pharmaceutical companies. In addition, the Compensation Committee may award additional stock option grants annually. When granting stock options, the Compensation Committee considers the recommendation of the Company's Chief Executive Officer and the relative performance and contributions of each officer compared to that of other officers within the Company with similar levels of responsibility.

Compensation of the Chief Executive Officer
-------------------------------------------

     In establishing Dr. Gallagher's compensation package, the Compensation Committee seeks to maintain a level of total current compensation that is competitive with that paid to chief executive officers of other comparable emerging pharmaceutical companies. In addition, in order to align Dr. Gallagher's interests with the interests of the Company's stockholders, the Compensation Committee attempts to make a substantial portion of the value of his total compensation dependent on the appreciation of the Company's stock price.

     Dr. Gallagher's performance is evaluated annually by the Compensation Committee against a stated list of short, medium and long term objectives developed by the Compensation Committee at the beginning of each year and approved by the Board of Directors. Based on his achievements relating to these objectives, the Compensation

Committee recommended, and the Board approved, a bonus to Dr. Gallagher of $30,000 for 2000, which is paid in 2001, and an increase in base salary from $300,000 to $315,000 effective January 1, 2001.

Tax Considerations
------------------

     Section 162(m) of the Internal Revenue Code disallows the deductibility by the Company of any compensation over $1 million paid to the Chief Executive Officer or any of the other four most highly compensated executives, unless certain criteria are satisfied. The Company's Chief Executive Officer and the other named executives have not received annual compensation over $1 million, and the Company has not determined what measures, if any, it should take to comply with Section 162.

                                          Compensation Committee Members:

                                          W. James O'Shea, Chairman
                                          Helmer P.K. Agersborg, Ph.D., Member
                                          Robert J. Easton, Member

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     There were, as of March 15, 2001, approximately 119 holders of record and approximately 3,800 beneficial holders of the Company's Common Stock. The following table sets forth certain information, as of March 15, 2001, with respect to holdings of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of the Common Stock outstanding as of such date, based on currently available Schedules 13D and 13G filed with the SEC, (ii) each of the Company's directors (which includes all nominees) and Named Executives, and (iii) all directors and officers as a group.

                                              Amount and Nature of       Percent
Name and Address of Beneficial Owner(1)       Beneficial Ownership(1)    of Class(2)
---------------------------------------       --------------------       -----------
(i)    Certain Beneficial Owners:

Oaktree Capital Management, LLC
OCM Principal Opportunities Fund, L.P.
333 South Grand Avenue, 28th Floor
Los Angeles, California 90071.................    2,146,236 (3)             17.4%

Perseus-Soros BioPharmaceutical Fund, L.P.
c/o Soros Fund Management LLC
888 Seventh Avenue, 29th Floor
New York, NY  10106 ..........................    1,266,668 (4)             11.7%

Marquette Venture Partners II, L.P.
and MVP II Affiliates Fund, L.P.
520 Lake Cook Road, Suite 450
Deerfield, Illinois 60015.....................    1,012,119 (5)              9.5%

Columbine Venture Fund II, L.P. and
Columbine Venture Management II, L.P.
6155 N. Scottsdale Road, Suite 100
Scottsdale, Arizona 85250.....................      633,446 (6)              6.0%

(ii)   Directors (which includes all nominees)
       and Named Executives:


Brian M. Gallagher, Ph.D......................      540,000 (7)              4.9%
Robert A. Ashley..............................      211,100 (8)              2.0%
Nancy C. Broadbent............................      173,000 (9)              1.6%
Douglas C. Gehrig.............................     148,320 (10)              1.4%
David F. Pfeiffer.............................      166,500(11)              1.6%
Helmer P.K. Agersborg, Ph.D...................      136,209(12)              1.3%
Peter R. Barnett, D.M.D.......................       22,000(13)                *
Robert Black..................................        5,000(14)                *
James E. Daverman.............................    1,087,119(15)             10.2%
Robert J. Easton..............................       67,892(16)                *
Stephen Kaplan................................    2,154,236(17)             17.5%

(iii)  All Directors and officers as a
       group (12 persons).....................    4,711,376(18)             34.7%

-----------
*  Less than 1%

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons and entities named in the table have sole voting and investment power with respect to all shares.

(2) Applicable percentage of ownership for each holder is based on 10,550,638 shares of Common Stock outstanding on March 15, 2001, plus any Common Stock equivalents and presently exercisable stock options or warrants held by each such holder, and options or warrants held by each such holder which will become exercisable within 60 days after March 15, 2001.

(3) Includes 1,781,150 shares of Common Stock issuable upon the conversion of 177,000 shares the Series D Preferred Stock held thereby and 365,086 shares of Common Stock issued in payment of dividends on the Series D Preferred Stock.

(4) Includes 266,668 shares of Common Stock underlying warrants which are or may be exercisable as of March 15, 2001 or 60 days after such date.

(5) Includes an aggregate of 1,008,746 shares owned by Marquette Venture Partners II, L.P. (which includes 97,832 shares of Common Stock issuable upon the conversion of 9,722 shares of the Series D Preferred Stock held thereby, 20,054 shares of Common Stock issued in payment of dividends on the Series D Preferred Stock and 890,860 shares of Common Stock otherwise held thereby), and an aggregate of 3,373 shares owned by MVP II Affiliates Fund, L.P (which includes 2,798 shares of Common Stock issuable upon the conversion of 278 shares of the Series D Preferred Stock held thereby, and 575 shares of Common Stock issued in payment of dividends on the Series D Preferred Stock).

(6) Includes 586,241 shares and 47,205 shares owned by Columbine Venture Fund II, L.P. and Columbine Venture Management II, L.P., respectively. Dr. Winters resigned from the Company's Board of Directors in December 2000.

(7) Includes 415,000 shares of Common Stock underlying options which are or may be exercisable as of March 15, 2001 or 60 days after such date.

(8) Includes 178,500 shares of Common Stock underlying options which are or may be exercisable as of March 15, 2001 or 60 days after such date.

(9) Includes 130,000 shares of Common Stock underlying options which are or may be exercisable as of March 15, 2001 or 60 days after such date. Also includes 2,000 shares held as custodian for minor children, and 1,000 shares held in the name of Ms. Broadbent's spouse.

(10) Includes 143,000 shares of Common Stock underlying options which are or may be exercisable as of March 15, 2001 or 60 days after such date.

(11) Includes 159,000 shares of Common Stock underlying options which are exercisable as of March 15, 2001 or 60 days after such date.

(12) Includes 47,500 shares of Common Stock underlying options which are exercisable as of March 15, 2001 or 60 days after such date.

(13) Includes 20,000 shares underlying options which are exercisable as of March 15, 2001 or 60 days after such date.

(14) Includes 5,000 shares underlying options which are exercisable as of March 15, 2001 or 60 days after such date.

(15) James E. Daverman is President of Marquette Management Partners, LLC, the general partner of Marquette Venture Partners, L.P. and a general partner of MG II, L.P., the general partner of Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. and, as such, has the power to vote or direct the vote of and to dispose of or direct the disposition of the shares owned by Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. Mr. Daverman expressly disclaims beneficial ownership of such shares, except as to his proportionate interest in Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. Includes 20,000 shares of Common Stock underlying options which are exercisable as of March 15, 2001 or 60 days after such date and 55,000 shares of Common Stock otherwise held by Mr. Daverman, individually.

(16) Includes 20,000 shares of Common Stock underlying options which are exercisable as of March 15, 2001 or 60 days after such date. Also includes 20,126 shares of Common Stock issuable upon the conversion of 2,000 shares of the Series D Preferred Stock held by Mr. Easton and 4,127 shares of Common Stock issued in payment of dividends on the Series D Preferred Stock. Also includes 19,189 shares of Common Stock held by Mr. Easton, individually, and 4,450 shares of Common Stock held as trustee for the Rachel Easton Charitable Trust.

(17) Stephen Kaplan is a principal of OCM Principal Opportunities Fund, L.P. and, as such, has the power to vote or direct the vote of and to dispose of or direct the disposition of the shares owned by OCM Principal Opportunities Fund, L.P. Mr. Kaplan expressly disclaims beneficial ownership of such shares, except as to his proportionate interest in OCM Principal Opportunities Fund, L.P. Includes 3,000 shares of Common Stock held by Mr. Kaplan in his individual capacity.

(18) See Notes 7 through 17.

SERIES D PREFERRED STOCK

There were, as of March 15, 2001, 6 holders of record of the Company's Series D Preferred Stock. The following table sets forth certain information, as of March 15, 2001, with respect to the beneficial ownership of the Company's Series D Preferred Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Series D Preferred Stock outstanding as of such date, (ii) each of the Company's directors (which includes all nominees) and Named Executives who beneficially own shares of Series D Preferred Stock, and (iii) all directors and officers as a group.

                                              Amount and Nature of       Percent
Name and Address of Beneficial Owner(1)       Beneficial Ownership(1)    of Class(2)
---------------------------------------       -----------------------    -----------
(i)    Certain Beneficial Owners:

OCM Principal Opportunities Fund, L.P.........      177,000(3)             88.5%

Richard A. Horstmann..........................       10,000(4)              5.0%

Marquette Venture Partners II, L.P. and
   MVP II Affiliates Fund, L.P................       10,000(5)              5.0%

(ii)   Directors (which includes all nominees)
       and Named Executives:

Robert J. Easton..............................        2,000(6)              1.0%

Stephen Kaplan................................      177,000(7)             88.5%

(iii)  All Directors and officers as a
       group (12 persons).....................      189,000(5)(6)(7)       94.5%

-----------

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons and entities named in the table have sole voting and investment power with respect to all shares.

(2) Applicable percentage of ownership is based on 200,000 shares of Series D Preferred Stock outstanding on March 15, 2001.

(3) Such shares of Series D Preferred Stock are convertible into 1,781,150 shares of Common Stock.

(4) Such shares of Series D Preferred Stock are convertible into 100,630 shares of Common Stock.

(5) Of such shares of Series D Preferred Stock, 9,722 shares are held by Marquette Venture Partners II, L.P. and are convertible into 97,832 shares of Common Stock. Also, of such shares of Series D Preferred Stock, 278 shares are held by MVP II Affiliates Fund, L.P. and are convertible into 2,798 shares of Common Stock.

(6) Such shares of Series D Preferred Stock are convertible into 20,126 shares of Common Stock.

(7) Stephen Kaplan is a principal of OCM Principal Opportunities Fund, L.P. and, as such, has the power to vote or direct the vote of and to dispose of or direct the disposition of the shares owned by OCM Principal Opportunities Fund, L.P. Mr. Kaplan expressly disclaims beneficial ownership of such shares, except as to his proportionate interest in OCM Principal Opportunities Fund, L.P.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         For transactions and information relating to certain registration rights and rights to participate in certain future offerings undertaken by the Company, for each of Mr. Daverman, who served as acting Chairman of the Compensation Committee following the resignation from the Board of Dr. Winters, Mr. Easton, a current member of the Company's Compensation Committee, and Dr. Agersborg, a member of the Compensation Committee until the Meeting, please see "EXECUTIVE COMPENSATION - Compensation Committee Interlocks and Insider Participation."

     As of March 15, 2001, Columbine Venture Fund II, L.P. and Columbine Venture Management II, L.P., with which Dr. Winters, a director of the Company until December 2000, is affiliated, held an aggregate of 633,446 shares of the Company's Common stock which were previously issued upon conversion of the Company's Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock previously held by each such entities. Such entities are, therefore, with respect to such shares of Common Stock, entitled to the identical registration rights and rights to participate in certain future offerings undertaken by the Company as is Marquette Venture Partners II, L.P. with which Mr. Daverman is affiliated.

     As of March 15, 2001, OCM Principal Opportunities Fund, L.P., with which Mr. Kaplan is affiliated, held 177,000 shares of the Company's Series D Preferred Stock. Such entity is, therefore, with respect to such shares of Series D Preferred Stock, entitled to identical registration rights and rights of participation as is Robert Easton, also a holder of the Company's Series D Preferred Stock.

     In April 1998 and February 1999 the Company loaned to Robert Ashley, its Senior Vice President, $56,195 and $10,000, respectively. All such amounts were repaid by Mr. Ashley to the Company in March 2000, with accrued interest thereon at an annual rate of 6.58%.

                         1996 STOCK OPTION PLAN PROPOSAL

     The 1996 Stock Option Plan was adopted by the Board of Directors and approved by the Stockholders of the Company on March 22, 1996 and March 29, 1996, respectively. Those eligible to receive stock option grants or stock purchase rights under the 1996 Stock Option Plan include the Company's employees, directors and consultants. The 1996 Stock Option Plan was adopted to

     o attract and retain the best available personnel for positions of substantial responsibility;

     o provide additional incentives to employees, members of the Board and consultants of the Company and its subsidiaries; and

     o    promote the success of the Company's business.

     Currently there are 1,500,000 shares of Common Stock reserved for issuance upon the exercise of options and/or stock purchase rights granted under the 1996 Stock Option Plan.

     The 1996 Stock Option Plan is administered by the Compensation Committee, which is comprised solely of outside directors. The Compensation Committee determines, among other things, the

     o    nature of the options to be granted;

     o    persons, or grantees, who are to receive options;

     o    number of shares to be subject to each option;

     o    exercise price of the options; and

     o    vesting schedule of the options.

     The 1996 Stock Option Plan provides for the granting of options intended to qualify as incentive stock options, or ISOs, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to employees of the Company. The 1996 Stock Option Plan also provides for the granting of non-qualified stock options, or NQSOs, to employees, non-employee directors and consultants who perform services for the Company or its subsidiaries. The exercise price of all ISOs granted under the 1996 Stock Option Plan may not be less than the fair market value of the shares at the time the option is granted. In addition, no ISO may be granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price as to that employee is at least 110% of the fair market value of the stock at the time of the grant. To the extent that options designated as ISOs become exercisable for the first time during any calendar year for Common Stock having a fair market value greater than $100,000 (determined for each share as of the date of grant of the options covering such share), the portion of such options which exceeds such amount shall be treated as NQSOs. Options may be exercisable for a period of not more than ten years from the date of grant, provided, however that the term of an ISO granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company may not exceed five years. The exercise price of NQSOs granted under the 1996 Stock Option Plan may not be less than 85% of the fair market value per share of the Common Stock on the date of grant. No NQSO may be granted to a person who owns more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price to that person is at least 110% of the fair market value of the stock at the time of the grant. The exercise price must be paid in full at the time an option is exercised, and at the Compensation Committee's discretion, all or part of the exercise price may be paid with previously owned shares or other approved methods of payment. An option is exercisable as determined by the Compensation Committee. The 1996 Stock Option Plan will terminate on March 28, 2006.

     Subject to the terms as specified in any option agreement, the following time table applies with respect to exercising outstanding vested options if a grantee's employment or consulting relationship is terminated:

Reason for termination during term of
employment or consulting relationship                Latest exercise date
-------------------------------------                --------------------

Disability                                One year following termination by grantee

Death                                     One year following death by grantee's estate

Any other reason                          90 days following termination by grantee

     Options are not assignable or otherwise transferable except by will or the laws of descent and distribution and shall be exercisable during the grantee's lifetime only by the grantee.

     The 1996 Stock Option Plan also permits the awarding of stock purchase rights at not less than 50% of the fair market value of the shares as of the date offered. The 1996 Stock Option Plan requires the execution of a restricted stock purchase agreement in a form determined by the Compensation Committee. Once a stock purchase right is exercised, the purchaser will have the rights of a stockholder. The purchaser will be a stockholder when the purchase is entered on the Company's records.

     The 1996 Stock Option Plan provides that in the event of a

o reorganization;                         o recapitalization;

o stock split;                            o stock dividend;

o combination of or reclassification      o or any other change in the corporate
  of the shares;                            structure or shares of the Company,

the Board of Directors shall make adjustments with respect to the shares that may be issued under the 1996 Stock Option Plan or that are covered by outstanding options, or in the option price per share.

     The Board shall notify the grantee at least fifteen days prior to a dissolution or liquidation of the Company. The outstanding options, not previously exercised, will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company or the sale of all or substantially all of the Company's assets (a "merger"), the outstanding options will be assumed or an equivalent option will be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If such successor corporation does not agree to assume the outstanding options or to substitute equivalent options, the Board of Directors will, in lieu of such assumption or substitution, provide for the grantee to have the right to exercise all of his outstanding options. If the Board of Directors makes an option fully exercisable in lieu of assumption or substitution, in the event of a merger, the Board of Directors shall notify the grantee that the option will be fully exercisable for a period of fifteen days from the date of such notice, and the option will terminate upon the expiration of such period. The option will be considered assumed if, following the merger, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares). If such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of an option for each share of stock subject to the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     The Board may at any time amend, alter, suspend or discontinue the 1996 Stock Option Plan, but no such action will be made which would impair the rights of any grantee under any grant previously made, without such grantee's consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act, or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the National Association of Securities Dealers or an established stock exchange), the Company shall obtain stockholder approval of any 1996 Stock Option Plan amendment in such a manner and to such a degree as required. Any such amendment or termination of the 1996 Stock Option Plan is not permitted to affect options already granted and such options will remain in full force and effect as if the 1996 Stock Option Plan had not been amended or terminated, unless mutually agreed otherwise between the grantee and the Board of Directors, which agreement must be in writing and signed by the grantee and the Company.

FEDERAL INCOME TAX ASPECTS

     (a)  INCENTIVE STOCK OPTIONS

     Some options to be issued under the 1996 Stock Option Plan will be designated as ISOs and are intended to qualify under Section 422 of the Code. Under the provisions of that Section of the Code and the related regulations, an optionee will not be required to recognize any income for Federal income tax purposes at the time of grant of an ISO. Additionally, the Company will not be entitled to any deduction. The exercise of an ISO also is not a taxable event, although the difference between the option price and the fair market value on the date of exercise is an item of tax preference for purposes of the alternative minimum tax. The taxation of gain or loss upon the sale of stock acquired upon exercise of an ISO depends in part on whether the stock is disposed of at least two years after the date the option was granted and at least one year after the date the stock was transferred to the optionee, referred to as the ISO Holding Period.

     If the ISO Holding Period is not met, then, upon disposition of such shares, referred to as a disqualifying disposition, the optionee will realize compensation, taxable as ordinary income, in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price, limited, however, to the gain on sale. Any additional gain would be taxable as capital gain (see discussion of capital gains under the section relating to NQSOs, below). If the optionee disposes of the shares in a disqualifying disposition at a price that is below the fair market value of the shares at the time the ISO was exercised and such disposition is a sale or exchange to an unrelated party, the amount includible as compensation income to the optionee will be limited to the excess of the amount received on the sale or exchange over the exercise price.

     If  the  optionee   recognizes   ordinary   income  upon  a   disqualifying
disposition, the Company generally will be entitled to a tax deduction in the same amount.

     Effective as of January 1, 1998, the holding period for long term capital gain treatment is reduced to one year. Hence, if the ISO Holding Period is met, any disposition on or after January 1, 1998 would be taxable as a long term capital gain or loss; any such gains are taxable at a maximum rate of 20%.

     A maximum capital gains rate of 18% applies to certain sales after December 31, 2000 of shares acquired upon the exercise of an ISO if such shares have been held for at least five years.

     If the ISO is exercised by delivery of previously owned shares of Common Stock in partial or full payment of the option price, no gain or loss will ordinarily be recognized by the optionee on the transfer of such previously owned shares. However, if the previously owned transferred shares were acquired through the exercise of an ISO, the optionee may realize ordinary income with respect to the shares used to exercise an ISO if such transferred shares have not been held for the ISO Holding Period. If an ISO is exercised through the payment of the exercise price by the delivery of Common Stock, to the extent that the number of shares received exceeds the number of shares surrendered, such excess shares will possibly be considered ISO stock with a zero basis.

     (b)  NON-QUALIFIED STOCK OPTIONS

     Some options to be issued under the 1996 Stock Option Plan will be designated as NQSOs. If (as in the case of NQSOs granted under the 1996 Stock Option Plan at this time) the NQSO does not have a "readily ascertainable fair market value" at the time of the grant, the NQSO is not included as compensation income at the time of grant. Rather, the optionee realizes compensation income only when the NQSO is exercised and the optionee has become substantially vested in the shares transferred. The shares are considered to be substantially vested when they are either transferable or not subject to a substantial risk of forfeiture. The amount of income realized is equal to the excess of the fair market value of the shares at the time the shares become substantially vested over the sum of the exercise price plus the amount, if any, paid by the optionee for the NQSO. If a NQSO is exercised through payment of the exercise price by the delivery of Common Stock, to the extent that the number of shares received by the optionee exceeds the number of shares surrendered, ordinary income will be realized by the optionee at that time only in the amount of the fair market value of such excess shares, and the tax basis of such excess shares will be such fair market value. When the optionee disposes of the shares acquired pursuant to a NQSO, the optionee will recognize capital gain or loss equal to the difference between the amount received for the shares and the optionee's basis in the shares.

     Under the 1996 Stock Option Plan, the optionee's basis in the shares will be the exercise price plus the compensation income realized at the time of exercise. Under tax legislation which became effective as of January 1, 1998, the capital gain or loss will be short term (with gains generally subject to tax as ordinary income) if the shares are disposed of within one year after the option is exercised and long term (with gains generally subject to tax at a maximum rate of 20%) if the shares are disposed of more than one year after the option is exercised.

     A maximum capital gains rate of 18% applies to certain sales, after December 31, 2000, of shares acquired upon the exercise of a NQSO if such shares have been held for at least five years.

     The Company is generally entitled to a deductible compensation expense in an amount equivalent to the amount included as compensation income to the optionee. This deduction is allowed in the Company's taxable year in which the income is included as compensation to the optionee.

     Except as otherwise indicated, the preceding discussion is based upon Federal tax laws and regulations in effect on the date of the preparation of this Summary, which are subject to change, and upon an interpretation of the relevant sections of the Code, their legislative histories and the income tax regulations which interpret similar provisions of the Code. Furthermore, the foregoing is only a general discussion of the Federal income tax aspects of the 1996 Stock Option Plan and does not purport to be a complete description of all Federal income tax aspects of the 1996 Stock Option Plan. Optionees may also be subject to state and local taxes in connection with the grant or exercise of options granted under the 1996 Stock Option Plan and the sale or other disposition of shares acquired upon exercise of the options. Each key employee receiving a grant of options should consult with his or her personal tax advisor regarding the Federal, state and local tax consequences of participating in the 1996 Stock Option Plan.

PREVIOUSLY GRANTED OPTIONS UNDER THE 1996 STOCK OPTION PLAN

     As of March 31, 2001, the Company had granted options to purchase an aggregate of 1,401,430(1) shares of Common Stock under the 1996 Stock Option Plan at an average exercise price of $12.30 per share. As of March 31, 2001, 632,650 options to purchase shares were vested and 12,775 options to purchase shares had been exercised under the 1996 Stock Option Plan. The following table sets forth the options granted under the 1996 Stock Option Plan to (i) the Named Executives; (ii) all current executive officers as a group; (iii) each nominee for election as a

Director;  (iv) all current Directors who are not executive officers as a group;
(v) each  associate of any of such  Directors,  executive  officers or nominees;
(vi) each person who has received or is to receive 5% of such options or rights; and (vii) all employees, including all current officers who are not executive officers, as a group:

                                                  Options Granted
                                                      Through           Weighted Average
             Name                                 March 31, 2001(2)      Exercise Price       Expiration Date
----------------------------------------------   ------------------     ----------------      ----------------
Brian M. Gallagher, Ph.D......................        295,000               $11.49             2/2007-2/2011

Robert A. Ashley..............................        125,000               $11.65             2/2007-2/2011

Nancy C. Broadbent............................        100,000               $10.84             2/2007-2/2011

Douglas C. Gehrig.............................        145,000               $11.98             7/2007-2/2011

David F. Pfeiffer.............................        155,000               $12.37             7/2007-2/2011

All current executive
   officers as a group
  (5 persons)(3)..............................        820,000               $11.69             2/2007-2/2011

All current Directors who are not executive
   officers as a group (8 persons)............           --                   --                     --

All employees, including all current
  officers who are not executive officers,
  as a group (156 persons)(3)(4)..............        581,430               $13.17             11/2006-3/2011

     As of March 31, 2001, the market value of the Common Stock underlying the 1996 Stock Option Plan was $5.00 per share.

-----------

(1) Of the 1,401,430 options granted as of March 31, 2001, 159,988 of such options have been canceled and may be reissued by the Company.

(2) Options are granted under the 1996 Stock Option Plan pursuant to various vesting schedules. In general, such options vest over two (2) to five (5) year periods.

(3) All 161 of the Company's employees and consultants are eligible to participate in the 1996 Stock Option Plan.

(4) Includes 3 consultants who were granted options to purchase an aggregate of 60,000 shares of Common Stock at an exercise price of $12.19 per share with an expiration date of February 2009.

Each of the following individuals prior to the proposed increase in shares of common stock available under the 1996 Stock Option Plan, holds more than five-percent (5%) of the total options issuable under the 1996 Stock Option
Plan:  Brian M.  Gallagher,  Ph.D.  (19.7%);  Robert A. Ashley (8.3%);  Nancy C.
Broadbent (6.7%); Douglas C. Gehrig (9.7%) and David F. Pfeiffer (10.3%). Subsequent to the adoption of the proposed amendment to the 1996 Stock Option Plan, as further discussed below, each of the following individuals will hold more than five-percent of the total options issuable under the 1996 Stock Option
Plan: Brian M. Gallagher, Ph.D. (14.8%); Robert A. Ashley (6.3%); Nancy C. Broadbent (5.0%); Douglas C. Gehrig (7.3%) and David F. Pfeiffer (7.8%).

PROPOSED AMENDMENT

     Stockholders are being asked to consider and vote upon a proposed amendment (the "Amendment") to the 1996 Stock Option Plan to increase the maximum number of shares of Common Stock available for issuance under the 1996 Stock Option Plan from 1,500,000 to 2,000,000 shares and to reserve an additional 500,000 shares of Common Stock of the Company for issuance in connection with awards granted under the 1996 Stock Option Plan.

     The Board of Directors believes that the Amendment provides an important inducement to recruit and retain the best available personnel. The Board of Directors believes that providing employees with an opportunity to invest in the Company rewards them appropriately for their efforts on behalf of the Company.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company intends, subject to Stockholder approval, to retain KPMG LLP as independent auditors of the Company for the year ending December 31, 2001. KPMG LLP also served as independent auditors of the Company for 2000. Neither the firm nor any of its members has any direct or indirect financial interest in the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2001.

     One or more representatives of KPMG LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from Stockholders.

                             STOCKHOLDERS' PROPOSALS

     Stockholders who intend to have a proposal considered for inclusion in the Company's proxy materials for presentation at the Company's 2002 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Company at its offices at 41 University Drive, Newtown, Pennsylvania 18940, attention Nancy C. Broadbent, not later than December 13, 2001.

     Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advanced notice of such proposal to the Company at the aforementioned address not later than February 26, 2002.

     If the Company does not receive notice of a stockholder proposal within this timeframe, the Company's management will use its discretionary authority to vote the shares it represents, as the Board of Directors of the Company may recommend. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these other applicable requirements.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy
Statement, and the entire cost of such solicitation will be borne by the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company is based upon information received from the individual directors and officers.

     COLLAGENEX PHARMACEUTICALS, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, INCLUDING
CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULE THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON APRIL 4, 2001, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO MS. NANCY C. BROADBENT, SECRETARY, COLLAGENEX PHARMACEUTICALS, INC., 41 UNIVERSITY DRIVE, NEWTOWN, PENNSYLVANIA 18940. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.


                                             By Order of the Board of Directors


                                             /s/ Nancy C. Broadbent

                                             Nancy C. Broadbent,
                                                 Secretary

Newtown, Pennsylvania
April 18, 2001

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

                        COLLAGENEX PHARMACEUTICALS, INC.

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.   AUDIT COMMITTEE PURPOSE

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

o Monitor the independence and performance of the Company's independent auditors and internal auditing department.

o    Provide  an  avenue  of  communication  among  the  independent   auditors,
     management, the internal auditing department, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS

Audit Committee members shall meet the requirements of the National Association of Securities Dealers (NASD). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an, agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures
-----------------

          1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

          2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

          3. In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

          4. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors
--------------------

          5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

          6. Approve the fees and other significant compensation to be paid to the independent auditors.

          7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

          8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

          9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

          10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Legal Compliance
----------------

          11. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities
--------------------------------------

          12. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

          13. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

          14. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.


Adopted by the Board of Directors
as of May 8, 2000.

                                  COMMON STOCK
                        COLLAGENEX PHARMACEUTICALS, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby constitutes and appoints Brian M. Gallagher, Ph.D. and Nancy C. Broadbent, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of CollaGenex Pharmaceuticals, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Philadelphia Airport Marriott Hotel, One Arrivals Road, Philadelphia, Pennsylvania at 8:30 A.M., local time, on Thursday, May 10, 2001, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                        COLLAGENEX PHARMACEUTICALS, INC.

                                  COMMON STOCK

                                  MAY 10, 2001


                 Please Detach and Mail In the Envelope Provided

A [X] Please mark your votes as in this example.

1.   ELECTION OF                 FOR             WITHHELD           Nominees:
     DIRECTORS.                 [   ]             [    ]               Brian M. Gallagher, Ph.D.
                                                                       Peter R. Barnett, D.M.D.
                                                                       Robert C. Black
                                                                       James E. Daverman
VOTE FOR all the nominees  listed at right;  except                    Robert J. Easton
vote withheld from the following nominee(s) (if any).                  W. James O'Shea

-----------------------------------------------------

2.  APPROVAL OF PROPOSAL TO  AMEND  THE  COMPANY'S  1996 STOCK  OPTION  PLAN  TO     FOR         AGAINST        ABSTAIN
INCREASE THE MAXIMUM  AGGREGATE  NUMBER OF SHARES OF COMMON STOCK  AVAILABLE FOR    [   ]         [   ]          [   ]
ISSUANCE  THEREUNDER FROM 1,500,000 SHARES TO 2,000,000 SHARES AND TO RESERVE AN
ADDITIONAL  500,000  SHARES OF  COMMON  STOCK OF THE  COMPANY  FOR  ISSUANCE  IN
CONNECTION WITH AWARDS GRANTED UNDER THE 1996 STOCK OPTION PLAN.

3.   APPROVAL  OF  PROPOSAL  TO  RATIFY  THE  APPOINTMENT  OF  KPMG  LLP  AS THE     FOR         AGAINST        ABSTAIN
INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2001.          [   ]         [   ]          [   ]

4. In his or her discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

                          I will                I will not
                          [    ]                  [    ]

                               attend the Meeting.



PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,  USING THE ENCLOSED
ENVELOPE.

Signature of Common Stockholder                       Signature of Common Stockholder                         Dated:
                               ----------------------                                 ----------------------         ------------
                                                                                        IF HELD JOINTLY

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

                                 PREFERRED STOCK
                        COLLAGENEX PHARMACEUTICALS, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby constitutes and appoints Brian M. Gallagher, Ph.D. and Nancy C. Broadbent, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of CollaGenex Pharmaceuticals, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Philadelphia Airport Marriott Hotel, One Arrivals Road, Philadelphia, Pennsylvania at 8:30 A.M., local time, on Thursday, May 10, 2001, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                       PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                        COLLAGENEX PHARMACEUTICALS, INC.

                                 PREFERRED STOCK

                                  MAY 10, 2001


                 Please Detach and Mail In the Envelope Provided

A [X] Please mark your votes as in this example.

1.   ELECTION                             FOR              WITHHELD
     OF                                  [   ]              [    ]
     STEPHEN A. KAPLAN AS DIRECTOR

2.  APPROVAL OF PROPOSAL TO  AMEND  THE  COMPANY'S  1996 STOCK  OPTION  PLAN  TO     FOR         AGAINST        ABSTAIN
INCREASE THE MAXIMUM  AGGREGATE  NUMBER OF SHARES OF COMMON STOCK  AVAILABLE FOR    [   ]         [   ]          [   ]
ISSUANCE  THEREUNDER FROM 1,500,000 SHARES TO 2,000,000 SHARES AND TO RESERVE AN
ADDITIONAL  500,000  SHARES OF  COMMON  STOCK OF THE  COMPANY  FOR  ISSUANCE  IN
CONNECTION WITH AWARDS GRANTED UNDER THE 1996 STOCK OPTION PLAN.

3.   APPROVAL  OF  PROPOSAL  TO  RATIFY  THE  APPOINTMENT  OF  KPMG  LLP  AS THE     FOR         AGAINST        ABSTAIN
INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2001.          [   ]         [   ]          [   ]

4. In his or her discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

                          I will                I will not
                          [    ]                  [    ]

                               attend the Meeting.



PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,  USING THE ENCLOSED
ENVELOPE.

Signature of Preferred Stockholder                       Signature of Preferred Stockholder                        Dated:
                                  ----------------------                                   ----------------------        ----------
                                                                                               IF HELD JOINTLY

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

                        COLLAGENEX PHARMACEUTICALS, INC.

                                 1996 STOCK PLAN



     1. PURPOSES OF THE PLAN. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, non-Employee members of the Board and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

     2.   CERTAIN DEFINITIONS.   As used herein, the following definitions shall
apply:

     (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

     (b)  "Board" means the Board of Directors of the Company.

     (c)  "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

     (e)  "Common Stock" means the Common Stock of the Company.

     (f)  "Company"   means   CollaGenex   Pharmaceuticals,   Inc.,  a  Delaware
corporation.

     (g) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

     (h) "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

     (i) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     (j) "Exchange Act" means the  Securities  Exchange Act of 1934, as amended.

     (k) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

     (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable or;

     (ii) If the Common Stock is quoted on Nasdaq (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

     (iii) In the absence of an  established  market for the Common  Stock,  the
Fair  Market  Value   thereof   shall  be   determined  in  good  faith  by  the
Administrator.

     (l) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     (m) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (n) "Option" means a stock option granted pursuant to the Plan.

     (o) "Optioned Stock" means the Common Stock subject to an Option.

     (p) "Optionee" means an Employee or Consultant who receives an Option.

     (q) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (r) "Plan" means this 1996 Stock Plan.

     (s) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of stock purchase rights under Section 11 below.

     (t) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

     (u) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 1,500,000 shares of Common Stock, such number of shares determined on a post-reverse stock split recapitalization basis, such recapitalization to be completed upon consummation of the Company's proposed initial public offering of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

     If an option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.   ADMINISTRATION OF THE PLAN.

     (a)  PROCEDURE.

     (i) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of Options or stock purchase rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

     (ii) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

     (iii) ADMINISTRATION WITH RESPECT TO CONSULTANTS AND OTHER EMPLOYEES. With respect to grants of Options or stock purchase rights to Employees who are neither directors nor officers of the Company or to Consultants, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3, or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of Delaware corporate law and applicable securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

     (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

     (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

     (ii) to select the officers, Consultants and Employees to whom Options and stock purchase rights may from time to time be granted hereunder;

     (iii) to determine whether and to what extent Options and stock purchase rights or any combination thereof, are granted hereunder;

     (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

     (v) to approve forms of agreement for use under the Plan;

     (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

     (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

     (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

     (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

     (x) to determine the terms and restrictions applicable to stock purchase rights and the Restricted Stock purchased by exercising such stock purchase rights.

     (c) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5.  ELIGIBILITY.

     (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

     (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

     (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

     6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 15 of the Plan.

     7. TERM OF OPTION.

     The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8. OPTION EXERCISE PRICE AND CONSIDERATION.

     (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

     (i)  In the case of an Incentive Stock Option

          (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

          (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

     (ii) In the case of a Nonstatutory Stock Option

          (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

          (B) granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

     (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.  EXERCISE OF OPTION.

     (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) TERMINATION OF EMPLOYMENT. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (c) DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (e) RULE 16B-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     (f) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     11. STOCK PURCHASE RIGHTS.

     (a) RIGHTS TO PURCHASE. Stock purchase rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer stock purchase rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 50% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the stock purchase right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

     (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

     (c) OTHER PROVISIONS. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

     (d) RIGHTS AS A SHAREHOLDER. Once the stock purchase right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock purchase right is exercised, except as provided in Section 13 of the Plan.

     12. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or stock purchase right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the stock purchase right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

     (a) the election must be made on or prior to the applicable Tax Date;

     (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Right as to which the election is made;

     (c) all elections shall be subject to the consent or disapproval of the Administrator;

     (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or stock purchase right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets (hereinafter, a "merger"), the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, the Option or right confers the right to purchase, for each Share of stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     14. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     15. AMENDMENT AND TERMINATION OF THE PLAN.

     (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the

Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     16. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     17. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18. AGREEMENTS. Options and stock purchase rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

     19. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.


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

     20. INFORMATION TO OPTIONEES. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                                      -13-